LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by: Midland National® Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated November 10, 2021

to the Prospectus Dated May 1, 2021

This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Delaware Ivy VIP Global Bond (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The liquidation of the Fund noted in the supplement dated September 27, 2021 has been temporarily suspended until further notice. You will receive at least 60 days’ notice of the new liquidation date.

The Fund did close, effective September 30, 2021, to all investors, including: (i) all new allocations of premiums from new contract owners into the Fund, and (ii) incoming transfers of account value from current contract owners investing in the Fund.

The Delaware Ivy VIP Small Cap Core will change its name to the Delaware Ivy VIP Smid Cap Core as of November 15, 2021.

A corresponding change is hereby made throughout the prospectus and Statement of Additional Information (SAI).

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.